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                                                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ONIX Systems Inc.:

     As independent public accountants, we hereby consent to the use of our reports dated January 28, 1998 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1.



                                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 24, 1998